                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 96-2 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1996 to July 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of August, 1996.

                                               GREEN TREE FINANCIAL CORP.



                                               BY: /s/Phyllis A. Knight
                                                   -----------------------------
                                                   Phyllis A. Knight
                                                   Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1996

                              CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                              TRUST ACCOUNT #13223001
                              REMITTANCE DATE: 8/15/96

                                                       Total $        Per $1,000
                                                       Amount          Original
                                                     -----------     ------------
Class A Certificates
- --------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                $5,794,628.86

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                              0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                           5,794,628.86

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.10%)              6.10%
          b. Class A-1 Interest                       673,950.76       4.68021363
          c. Class A-2 Remittance Rate(6.45%)              6.45%
          d. Class A-2 Interest                       314,437.50       5.37500000
          e. Class A-3 Remittance Rate(6.90%)              6.90%
          f. Class A-3 Interest                       181,700.00       5.75000000
          g. Class A-4 Remittance Rate(7.20%)              7.20%
          h. Class A-4 Interest                       421,440.00       6.00000000
          i. Class A-5 Remittance Rate(7.65%,
             unless Weighted Average Contract
             Rate is below 7.65%)                          7.65%
          j. Class A-5 Interest                       521,857.50       6.37500000

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                       .00              .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                       .00              .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 2

                                   CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 8/15/96

B.  Principal
    (5)  Formula Principal Distribution
          Amount                                 2,058,997.86               N/A
         a. Scheduled Principal                    566,369.62               N/A
         b. Principal Prepayments                1,492,628.24               N/A
         c. Liquidated Contracts                          .00               N/A
         d. Repurchases                                   .00               N/A
    (6)  Pool Scheduled Principal
          Balance                              451,789,812.07      971.03065263

   (6a)  Pool Factor                                .97103065

    (7)  Unpaid Class A Principal Shortfall
         (if any)following prior Remittance
         date                                             .00

    (8)  Class A Percentage for such Remittance
         Date                                          91.80%

    (9)  Class A Percentage for the following
          Remittance Date                              91.76%

   (10)  Class A Principal Distribution:
         a. Class A-1                            2,058,997.86      14.29859625
         b. Class A-2                                     .00              .00
         c. Class A-3                                     .00              .00
         d. Class A-4                                     .00              .00
         e. Class A-5                                     .00              .00

   (11)  Class A-1 Principal Balance           130,521,480.07     906.39916715
  (11a)  Class A-1 Pool Factor                      .90639917

   (12)  Class A-2 Principal Balance            58,500,000.00     1000.0000000
  (12a)  Class A-2 Pool Factor                     1.00000000

   (13)  Class A-3 Principal Balance            31,600,000.00     1000.0000000
  (13a)  Class A-3 Pool Factor                     1.00000000

   (14)  Class A-4 Principal Balance            70,240,000.00     1000.0000000

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 3

                                   CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 8/15/96

   (14a) Class A-4 Pool Factor                         1.00000000
   (15)  Class A-5 Principal Balance                81,860,000.00   1000.0000000
   (15a) Class A-5 Pool Factor                         1.00000000

   (16)  Unpaid Class A Principal Shortfall
         if any) following current Remittance Date                           .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

   (17)  31-59 days                                  3,302,174.09            116

   (18)  60 days or more                             2,121,434.10             67

   (19)  Current Month Repossessions                   478,066.43             16

   (20)  Repossession Inventory                        984,871.29             34

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in April 2000)

   (21)  Average Sixty-Day Delinquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for current
              Remittance Date                                                .47%

         (b)  Average Sixty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 3.5%)                                   .31%

   (22)  Average Thirty-Day Delinquency Ratio Test

         (a)  Thirty-Day Delinquency Ratio for current
              Remittance Date                                                .73%

         (b)  Average Thirty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 5.5%)                                   .63%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 4

                                   CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 8/15/96

   (23)  Cumulative Realized Losses Test

         (a)  Cumulative Realized Losses for the current Remittance
              Date (as a percentage of Cut-off Date Pool Principal
              Balance; may not exceed 5.5% from March 1, 2000 to
              February 28, 2001, 6.5% from March 1, 2001 to
              February 28, 2002, 8.5% from March 1, 2002 to
              February 28, 2003 and 9.5% thereafter)                     .01%

   (24)  Current Realized Losses Test

         (a)  Current Realized Losses for current Remittance
              Date                                                       .00

         (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
              arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
              may not exceed 2.25%)                                      .03%

   (25)  Class M-1 Principal Balance Test

         (a)  The sum of Class M-1 Principal Balance and Class B
              Principal Balance (before distributions on current
              Remittance Date) divided by Pool Scheduled Principal
              Balance as of preceding Remittance Date (may not
              exceed 25.5%)                                            17.42%

   (26)  Class B Principal Balance Test

         (a)  Class B Principal Balance (before any distributions
              on current Remittance Date) as of such Remittance date
              greater than $9,305,367.00                                 .00

         (b)  Class B Principal Balance (before any distributions
              on current Remittance Date) divided by pool Scheduled
              Principal Balance as of preceding Remittance Date is
              equal to or greater than 12.00%                           8.20%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 5

                                   CUSIP#'S  393505-LX8
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 8/15/96

                                                                Total $           Per $1,000
                                                                 Amount            Original
                                                              -----------        ------------
  CLASS M1 CERTIFICATES
  ---------------------
 (27)  Amount available (including Monthly
       Servicing Fee)                                        1,622,245.24

  A.   Interest
 (28)  Aggregate interest
       a.  Class M-1 Remittance Rate (7.60%,
            unless Weighted Average Contract
            Rate is below 7.60%)                                    7.60%
       b.  Class M-1 Interest                                  265,050.00       6.33333333

 (29)  Amount applied to Class M-1 Interest
        Deficiency Amount                                             .00                0

 (30)  Remaining unpaid Class M-1 Interest
        Deficiency Amount                                             .00                0

 (31)  Amount Applied to:
       a.  Unpaid Class M-1 Interest Shortfall                        .00                0

 (32)  Remaining:
       a.  Unpaid Class M-1 Interest Shortfall                        .00                0

  B.   Principal
 (33)  Formula Principal Distribution Amount
       a.  Scheduled Principal                                        .00              N/A
       b.  Principal Prepayments                                      .00              N/A
       c.  Liquidated Contracts                                       .00              N/A
       d.  Repurchases                                                .00              N/A

  (34) Class M-1 Principal Balance                          41,850,000.00    1000.00000000
 (34a) Class M-1 Pool Factor                                   1.00000000

 (35)  Class M-1 Percentage for such Remittance
       Date                                                          .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 6

                                                      CUSIP#'S  393505-LY6,LZ3
                                                      TRUST ACCOUNT #13223001
                                                      REMITTANCE DATE: 8/15/96

   (36) Class M-1 Percentage for the following
        Remittance Date                                        .00%

   (37) Class M-1 Principal Distribution:
          a.  Class M-1 (current)                               .00       0.00000000
          b.  Unpaid Class M-1 Principal Shortfall
              (if any) following prior Remittance
              Date                                              .00

   (38) Unpaid Class M-1 Principal Shortfall
        (if any) following current Remittance
        Date                                                    .00

                                                         Total $           Per $1,000
                                                          Amount            Original
                                                       -----------        -------------
   Class B1 Certificates
   ---------------------
   (1)  Amount Available less the Class A
        Distribution Amount and Class M-1
        Distribution amount (including Monthly
        Servicing Fee)                                1,357,195.24

   (2)  Class B-1 Remittance Rate (7.55% unless
        Weighted Average Contract Rate is
        below 7.55%)                                         7.55%

   (3)  Aggregate Class B1 Interest                     117,025.00        6.29166667

   (4)  Amount applied to Unpaid Class
        B1 Interest Shortfall                                  .00               .00

   (5)  Remaining unpaid Class B1
        Interest Shortfall                                     .00               .00

   (6)  Amount applied to Class B1 Interest
        Deficiency Amount                                      .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 7

                                   CUSIP#'S  393505-LY6, LZ3
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 8/15/96

                                                                   Total $          Per $1,000
                                                                   Amount            Original
                                                                 ----------       -------------
     (7)    Remaining Unpaid Class B-1 Interest
            Deficiency Amount                                        .00

     (8)    Unpaid Class B1 Principal Shortfall
            (if any) following prior Remittance
            Date                                                     .00

     (8a)   Class B Percentage for such
            Remittance Date                                          .00

     (8b)   Class B Percentage for the following
            Remittance Date                                          .00

     (9)    Current Principal (Class B Percentage of
            Formula Principal Distribution Amount)                   .00

     (10a)  Class B1 Principal Shortfall                             .00

     (10b)  Unpaid Class B1 Principal Shortfall                      .00

     (11)   Class B Principal Balance                           37,218,332.00

     (12)   Class B1 Principal Balance                          18,600,000.00

 CLASS B2 CERTIFICATES
 ---------------------
(13)  Remaining Amount Available                                 1,240,170.24

(14)  Class B-2 Remittance Rate (7.90%
      unless Weighted Average Contract
      Rate is less than 7.90%)                                          7.90%

(15)  Aggregate Class B2 Interest                                  122,570.69       6.58333357

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 8

                                   CUSIP#'S  393505-LY6, LZ3
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 8/15/96

                                                      Total $       Per $1,000
                                                       Amount        Original
                                                    -----------    ------------
(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                .00              .00

(17)  Remaining Unpaid Class B2
      Interest Shortfall                                   .00              .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance
      Date                                                 .00

(19)  Class B2 Principal Liquidation Loss Amount           .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                 .00

(21)  Guarantee Payment                                    .00

(22)  Class B2 Principal Balance                 18,618,332.00

(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                              189,103.67

 24)  3% Guarantee Fee                              928,495.88

(25)  Class C Residual Payment                             .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1996
                                    Page 9

                                   CUSIP#'S    393505-LY6, LZ3
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 8/15/96

(26)  Class M-1 Interest Deficiency on such
      Remittance Date                            .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                            .00

(28)  Repossessed Contracts               478,066.43

(29)  Repossessed Contracts Remaining
      in Inventory                        984,871.29

(30)  Weighted Average Contract Rate         9.83958